UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 22, 2014

Herbalife Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands		KY1-1106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	c/o (213) 745-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 23, 2014, Herbalife Ltd. (the "Company") entered into an Amended and Restated Support Agreement (the "Amended Support Agreement") with Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., and Icahn Enterprises GP Inc. (collectively, the "Icahn Parties"). The Amended Support Agreement amends and restates the Support Agreement entered into between the Company and the Icahn Parties on February 28, 2013. The amendments to the original Support Agreement include, among other things:

1. Board Nominees. The Company's board of directors (the "Board") will nominate for election to the Board at the Company's 2014 annual general meeting of shareholders (the "2014 Annual Meeting") three designees of the Icahn Parties, Hunter C. Gary, Jesse A. Lynn and James L. Nelson. Mr. Gary and Mr. Lynn, who are employees of Icahn Enterprises L.P., will be nominated for election as Class I directors with terms that will expire at the Company's 2016 annual general meeting of shareholders. Mr. Nelson, who is an independent director of Icahn Enterprises L.P., will be nominated for election to serve the remainder of the term of the Class II directorship that will be vacated by Colombe M. Nicholas. The term of that directorship will expire at the Company's 2015 annual general meeting of shareholders.

2. Voting. The Icahn Parties will vote in favor of all directors nominated by the Board for the 2014 Annual Meeting.

This summary of the Amended Support Agreement is not complete and is subject to, and qualified in its entirety by, the full text of the Amended Support Agreement, which is attached as Exhibit 99.1 to this Form 8-K.

On March 24, 2014, the Company issued a press release announcing the Amended Support Agreement and the developments regarding the changes in the composition of the Board disclosed under Item 5.02, below, which is attached as Exhibit 99.2 to this Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 22, 2014, Colombe M. Nicholas, a Class II member of the Board, notified the Company that she would resign from her Board membership prior to the 2014 Annual Meeting. Carole Black and Michael Levitt also notified the Company of their respective intentions to not stand for reelection to Class I directorships at the 2014 Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Amended and Restated Support Agreement, dated March 23, 2014, by and among Herbalife Ltd., Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings LP, and Icahn Enterprises GP Inc.

99.2 Press Release issued by Herbalife Ltd. on March 24, 2014.

Additional Information

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the 2014 Annual Meeting. In connection with the 2014 Annual Meeting, the Company will file with, or furnish, to the SEC all additional relevant materials, including a proxy statement on Schedule 14A. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC's website, www.sec.gov. The Company's shareholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents by directing a request by mail to Herbalife International, 800 West Olympic Blvd., Suite 406, Los Angeles, CA 90015 Attn: Investor Relations or from the Company's wesite, http://ir.herbalife.com.

The Company and its directors and executive officers and certain other members of its management and employees and the Icahn Parties and their director nominees may be deemed to participate in the solicitation of proxies in respect of the Annual Meeting. Additional information regarding the interests of such potential participants will be included in the definitive proxy statement.

FORWARD-LOOKING STATEMENTS
Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in our filings with the Securities and Exchange Commission. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in our forward-looking statements include, among others, the following:

• any collateral impact resulting from the ongoing worldwide financial environment, including the availability of liquidity to us, our customers and our suppliers or the willingness of our customers to purchase products in a difficult economic environment;

• our relationship with, and our ability to influence the actions of, our distributors;

• improper action by our employees or distributors in violation of applicable law;

• adverse publicity associated with our products or network marketing organization, including our ability to comfort the marketplace, regulators and other third parties regarding our compliance with applicable laws;

• changing consumer preferences and demands;

• our reliance upon, or the loss or departure of any member of, our senior management team which could negatively impact our distributor relations and operating results;

• the competitive nature of our business;

• regulatory matters governing our products, including potential governmental or regulatory actions concerning the safety or efficacy of our products and network marketing program, including the direct selling market in which we operate;

• legal challenges to our network marketing program;

• risks associated with operating internationally and the effect of economic factors, including foreign exchange, inflation, disruptions or conflicts with our third party importers, pricing and currency devaluation risks, especially in countries such as Argentina and Venezuela;

• uncertainties relating to the application of transfer pricing, duties, value added taxes, and other tax regulations, and changes thereto;

• uncertainties relating to interpretation and enforcement of legislation in China governing direct selling;

• uncertainties relating to the interpretation, enforcement or amendment of legislation in India governing direct selling;

• our inability to obtain the necessary licenses to expand our direct selling business in China;

• adverse changes in the Chinese economy, Chinese legal system or Chinese governmental policies;

• our dependence on increased penetration of existing markets;

• contractual limitations on our ability to expand our business;

• our reliance on our information technology infrastructure and outside manufacturers;

• the sufficiency of trademarks and other intellectual property rights;

• product concentration;

• changes in tax laws, treaties or regulations, or their interpretation;

• taxation relating to our distributors;

• product liability claims;

• whether we will purchase any of our shares in the open markets or otherwise; and

• share price volatility related to, among other things, speculative trading and certain traders shorting our common shares.
We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

March 24, 2014	By:	Jim Berklas

Name: Jim Berklas
Title: Associate General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Amended and Restated Support Agreement, dated March 23, 2014, by and among Herbalife Ltd., Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings LP, and Icahn Enterprises GP Inc.
99.2	Press release issued by Herbalife Ltd. on March 24, 2014